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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 2, 2002
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                         TRIANGLE PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in its charter)


          DELAWARE                 000-21589             56-1930728
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(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)


 4 University Place, 4611 University Drive, Durham, North Carolina    27707
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 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code (919) 493-5980
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          (Former name or former address, if changed since last report)

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         Item 5.  Other Events.

         On August 2, 2002, Triangle Pharmaceuticals entered into a Stock Voting Agreement with each stockholder who was a signatory thereto, a copy of which is attached hereto as Exhibit 10.1. and is incorporated herein by reference


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.  The following documents are filed as exhibits to this
             Report:

         10.1 Stock Voting Agreement dated August 2, 2002 between Triangle Pharmaceuticals, Inc. and each stockholder who is a signatory thereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Triangle Pharmaceuticals, Inc.
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                                               (Registrant)

       August 28, 2002                     /s/ Chris A. Rallis
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            Date                                 (Signature)
                                Name:  Chris A. Rallis
                                Title:    President & Chief Operating Officer